Exhibit 10.31

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
                ------------------------------------------------

           Amendment No. 1, dated as of February 1, 2000 (this "Amendment"), to that certain Registration Rights Agreement, dated as of January 28, 1999 (the "Agreement") by and among Barneys New York, Inc., a Delaware corporation ("Company"), and the holders listed on the signature pages thereof (collectively, the "Holders").

                              W I T N E S S E T H :
                              ---------------------

           WHEREAS, Company and the Series 1 Holders desire to amend the Agreement, as it relates to the Series 1 Holders, as set forth below;

           NOW, THEREFORE, in consideration of the premises and agreements hereinafter contained, it is agreed as follows:

           1. Defined Terms. All capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

           2. Amendment of Section 2. Section 2 of the Agreement is hereby amended to add the following sentence to the end thereof:

           Each Series 1 Holder acknowledges and agrees that if any Person shall request, pursuant to a contractual right of such Person, that Shares held by such Person be included in any registration statement filed pursuant to this Section 2, then the Shares to be registered on behalf of such Person and such Series 1 Holder shall be subject to reduction as set forth in the third sentence of the second paragraph of Section 3.

           3. Effect of Amendment. Except as amended hereby, the Agreement shall remain and continue in full force and effect.

           4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same document.

           IN WITNESS WHEREOF, Company and the Series 1 Holders have executed this Agreement as of the date first above written.



                                      BARNEYS NEW YORK, INC.

                                      By: /s/ Marc H. Perlowitz
                                         --------------------------------------
                                         Name: Marc H. Perlowitz
                                         Title: Executive Vice President



                                      BAY HARBOUR MANAGEMENT L.C.,
                                      for its Managed Accounts

                                      By: /s/ Douglas P. Teitelbaum
                                         --------------------------------------
                                          Name:  Douglas P. Teitelbaum
                                          Title: Principal and Portfolio
                                                 Manager



                                      WHIPPOORWILL ASSOCIATES, INC.,
                                      as agent and/or general partner for its
                                      discretionary accounts and as investment advisor to Whippoorwill/Barney's
                                      Obligations Trust - 1996

                                      By: /s/ David Strumwasser
                                         --------------------------------------
                                         Name:  David Strumwasser
                                         Title: Managing Director






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